SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2004

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

Item 8.01 Other Events

     On November 29, 2004, Martin D. Meglasson, our Vice President, Discovery Research, entered into two stock selling plans, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plans, Mr. Meglasson authorized the sale of up to 6,859 and 6,860 shares, respectively, that were purchased on the open market or are subject to an option granted by the Company on February 26, 2004.

     Mr. Meglasson has informed the Company that any sales pursuant to this plan will comply with Rule 144. Mr. Meglasson has represented to the Company that he had no knowledge of any material nonpublic information regarding the Company when he adopted the plan.

     Any actual sales under the plans will be publicly disclosed under Rule
16a-3.


Item 9.01         Exhibits

EXHIBIT  NUMBER    DESCRIPTION
99.1               Trading Plan for Martin D. Meglasson dated November 29, 2004

99.2               Trading Plan for Martin D. Meglasson dated November 29, 2004





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.

                            LIGAND PHARMACEUTICALS INCORPORATED


Date : November 30, 2004    By:    /S/WARNER R. BROADDUS
                            Name:  Warner R. Broaddus
                            Title: Vice President, General Counsel & Secretary